SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-K

                                CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 1997

                                CRIIMI MAE Inc.
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(Exact name of registrant as specified in its charter)


         Maryland                  1-10360                 52-1622022
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(State or other jurisdiction     (Commission             (I.R.S. Employer
   of incorporation)              File Number)            Identification No.)


11200 Rockville Pike, Rockville, Maryland                       20852
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(Address of principal executive office)                        (Zip code)


Registrant's telephone number including area code: (301) 816-2300
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(Former name or former address, if changed since last report)

                          Exhibit Index on Page 4
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Item 5. Other Events.
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CRIIMI MAE Inc. (the "Company") has issued and sold to certain institutional investors, pursuant to its registration statement on Form S-3 filed with the Securities and Exchange Commission on June 9, 1997 (Commission File Number 333-28823) (the "Registration Statement"), as supplemented by a Prospectus Supplement thereto dated October 1, 1997 (the "Prospectus Supplement"), 1,236,000 shares of the Company's Common Stock, $.01 par value per share (the "Common Shares"), at an offering price of $16.25 per share, for an aggregate price to the public of $20,085,000. The placement agent received a placement fee of $251,063 in connection with the sale. Closing on the sale is scheduled to occur on October 3, 1997.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

c)  Exhibits

     8.1       Opinion of Counsel re Tax Matters

    99.1     Press Release
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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CRIIMI MAE Inc.


Date:      October 3, 1997             By: /s/ H. William Willoughby
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                                               H. William Willoughby
                                               President

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                            INDEX TO EXHIBITS

                                 FORM 8-K

                                                                        Page
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8.1       Opinion of Counsel re Tax Matters

99.1      Press Release